UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2026

Core & Main, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40650	86-3149194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1830 Craig Park Court
St. Louis, Missouri	63146
(Address of principal executive offices)	(Zip Code)

(314) 432-4700

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A common stock, par value $0.01 per share	CNM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Senior Notes Due 2034

On July 1, 2026, Core & Main LP, a Florida limited partnership (“Core & Main”) and indirect wholly-owned subsidiary of Core & Main, Inc. (the “Company”) issued $750 million aggregate principal amount of 6.000% Senior Notes due 2034 (the “Notes”) pursuant to an indenture, dated July 1, 2026 (the “Base Indenture”), among Core & Main, the Guarantors (as defined below) and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”), as further supplemented by the first supplemental indenture, dated July 1, 2026 (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among Core & Main, the Guarantors and the Trustee. The Notes are guaranteed on an unsecured senior basis by Core & Main’s direct and indirect parent companies, Core & Main Midco, LLC and Core & Main Intermediate GP, LLC, and any of Core & Main’s future wholly-owned domestic subsidiaries that will be a borrower under, or that will guarantee Core & Main’s obligations under, Core & Main’s existing senior secured credit facilities (collectively, the “Guarantors”). The Notes were offered and sold either to persons reasonably believed to be “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) or to persons outside the United States under Regulation S of the Securities Act.

Pursuant to the Indenture, interest on the Notes will accrue at a rate of 6.000% per annum payable semiannually in arrears on January 1 and July 1 of each year, commencing on January 1, 2027. The Notes will mature on July 1, 2034, subject to earlier repurchase or redemption. Core & Main intends to use the net proceeds from the offering of the Notes to prepay a portion of its 2028 Senior Term Loan (as defined below) and for general corporate purposes, including investment in organic growth and operational initiatives, mergers and acquisitions, share repurchases, and other initiatives aligned with Core & Main’s capital allocation strategy.

Core & Main may redeem the Notes, in whole or in part, at any time on or after July 1, 2029 at certain specified redemption prices set forth in the Indenture. In addition, at any time prior to July 1, 2029, Core & Main may redeem the Notes, in whole or in part, at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to but not including, the redemption date plus an applicable “make-whole” premium. At any time prior to July 1, 2029, Core & Main may also redeem up to 40.0% of the aggregate principal amount of Notes issued under the Indenture with net cash proceeds of certain equity offerings at a redemption price equal to 106.000% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest, if any, to but not including the redemption date.

The Indenture contains customary events of default, including, among other things, payment default, failure to comply with covenants or agreements contained in the Indenture or the Notes and certain provisions related to bankruptcy events. The Indenture also contains customary negative covenants.

The foregoing description of the Indenture and the Notes is qualified in its entirety by reference to the Base Indenture and the Supplemental Indenture, which are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the Notes or any other security and shall not constitute an offer, solicitation or sale of the Notes or any other security in any jurisdiction in which such offering, solicitation or sale would be unlawful. The Notes being offered in the offering will not be and have not been registered under the Securities Act and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act.

Sixth Amendment to Term Loan Credit Agreement

On July 1, 2026, Core & Main, as borrower, entered into the Sixth Amendment (the “Sixth Amendment to the Term Loan Credit Agreement”) to the term loan credit agreement, dated as of August 1, 2017 (as amended, supplemented or modified from time to time, the “Term Loan Credit Agreement”), with JPMorgan Chase Bank, N.A., as administrative agent and collateral agent (the “Term Loan Agent”) and the other financial institutions and lenders from time to time party thereto, in order to, among other things, refinance the remainder of the senior term loan, which would have matured on July 27, 2028 (the “2028 Senior Term Loan”) with a new $800 million senior term loan (the “2033 Senior Term Loan”), which will mature on July 1, 2033. Principal is paid quarterly based on 1% per annum of the original principal amount outstanding on the most recent amendment date with the unpaid balance due at maturity. The 2033 Senior Term Loan bears interest at a rate equal to (i) Term SOFR plus an applicable margin of 1.75% or (ii) an alternate base rate plus an applicable margin of 0.75%. The 2033 Senior Term Loan is subject to a Term SOFR “floor” of 0.00%. Voluntary prepayments of the 2033 Senior Term Loan will be subject to a 1.00% prepayment premium applicable to voluntary prepayments or amendments constituting a Tranche F Repricing Transaction (as defined in the Term Loan Credit Agreement) effected within the first six months following the closing date.

The foregoing description of the Sixth Amendment to the Term Loan Credit Agreement is qualified in its entirety by reference to the Sixth Amendment to the Term Loan Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and in the U.S. Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements and any such forward-looking statements are qualified in their entirety by reference to the following cautionary statements. All forward-looking statements speak only as of the date of this Current Report on Form 8-K and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause the actual results to differ materially from such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

4.1	Indenture (including form of note), dated as of July 1, 2026, among Core & Main LP, as issuer, Core & Main Midco, LLC and Core & Main Intermediate GP, LLC, as guarantors, and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, dated as of July 1, 2026, among Core & Main LP, as issuer, Core & Main Midco, LLC and Core & Main Intermediate GP, LLC, as guarantors, and U.S. Bank Trust Company, National Association, as trustee.

10.1	Sixth Amendment to the Term Loan Credit Agreement, dated as of July 1, 2026, by and among Core & Main LP, the several banks and other financial institutions party thereto and JPMorgan Chase Bank, N.A., as administrative agent.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 2, 2026	CORE & MAIN, INC.

	By:	/s/ Jackie M. Burkhardt
	Name:	Jackie M. Burkhardt
	Title:	General Counsel, Chief Compliance Officer and Secretary